Registration No. 333-07305

1940 Act File No. 811-07685

Filed Pursuant to Rule 497(e)

FRONTIER FUNDS, INC.

Frontier MFG Global Equity Fund

Institutional Class Shares (FMGEX)

Service Class Shares (FMGSX)

Frontier MFG Global Plus Fund

Institutional Class Shares (FMGPX)

Service Class Shares (FMPSX)

Class Y Shares (FMGYX)

Frontier MFG Global Sustainable Fund

Institutional Class Shares (FMSGX)

Service Class Shares (FMSRX)

Frontier MFG Core Infrastructure Fund

Institutional Class Shares (FMGIX)

Service Class Shares (FCIVX)

Frontier MFG Select Infrastructure Fund

Institutional Class Shares (FMSIX)

Service Class Shares (FMSSX)

Frontier HyperiUS Global Equity Fund

Institutional Class Shares (FHYPX)

Service Class Shares (FHGSX)

Supplement dated March 9, 2022

to the Statement of Additional Information (“SAI”) dated October 31, 2021

Special Meeting of Shareholders

The Board of Directors of Frontier Funds, Inc. (the “Company”) has determined to hold a special meeting of shareholders in the second half of 2022. One proposal will be presented to shareholders for approval: shareholders of the Company will be asked to elect four nominees to serve as Directors of the Company. The nominees include three incumbent Directors – Mr. William D. Forsyth III, Ms. Pamela H. Conroy and Mr. Steven K. Norgaard – and one new director nominee: Mr. Erik D. Barefield.

Prior to the special shareholder meeting in 2022, shareholders entitled to vote at the special meeting will receive proxy materials discussing this proposal in greater detail.

This Supplement should be retained with the SAI for future reference.

The date of this SAI Supplement is March 9, 2022.